UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 21, 2025
AXALTA COATING SYSTEMS LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Constitution Avenue, Philadelphia, Pennsylvania 19112
(Address of principal executive offices)    (Zip Code)

(855) 547-1461
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Shares, $1.00 par value	AXTA	New York Stock Exchange
(Title of class)	(Trading symbol)	(Exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Non-GAAP Financial Metrics Presentation Changes

Effective with the reporting of fourth quarter and full-year 2024 financial results, Axalta Coating Systems Ltd. (“Axalta” or the “Company”) will be changing the presentation of certain of its non-GAAP financial metrics. In order to align more closely with the Company’s peers and market practice, as well as following the resolution of a comment letter from the U.S. Securities and Exchange Commission (“SEC”), the Company will cease the adjustment for step-up depreciation and amortization from the acquisition of DuPont Performance Coatings in the calculation of Adjusted EBIT and Adjusted Net Income. Concurrently, Axalta will begin to adjust for the amortization of all acquired intangibles in the calculation of Adjusted EBIT and Adjusted Net Income. These changes will also impact the calculations of Return on Invested Capital (“ROIC”) and Adjusted Diluted EPS as they leverage Adjusted EBIT and Adjusted Net Income, respectively, in their calculations. The revised reconciliations to Adjusted Net Income and Adjusted EBIT, as well as the revised calculations of ROIC and Adjusted Diluted EPS reflecting such changes, are included in the attached Exhibit 99 for all previously-disclosed fiscal quarters in 2023 and 2024.

In May 2024, the Company issued financial targets related to its three-year 2024-2026 strategy (the “2026 A Plan”). These targets include a target level of ROIC for 2026 (approximately 15%) and an Adjusted Diluted EPS growth target through 2026 compared to 2023 (greater than 60% growth). Axalta has determined that no changes to these targets are required as a result of these changes. The 2023 baseline for the Adjusted Diluted EPS growth target will be updated to $1.68 per share, as is more fully set forth in the attached Exhibit 99, with an implied 2026 Adjusted Diluted EPS target of approximately $2.69. Axalta looks forward to providing an update on its progress against the 2026 A Plan as part of fourth quarter and full-year 2024 earnings. Additional information around the 2026 A Plan, including certain assumptions underlying the 2026 targets, can be found in the Strategy Day 2024 Presentation available in the Investor Relations section of Axalta’s website.

Nothing on Axalta’s website shall be deemed incorporated by reference into this Current Report on Form 8-K. The information furnished with this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 regarding Axalta and its subsidiaries including, but not limited to, statements regarding our previously-announced 2026 A Plan and the targets thereunder. Axalta has identified some of these forward-looking statements with words such as “targets” and other comparable or similar terminology. All of these statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. These statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of Axalta’s control, and risks related to the execution of, and assumptions underlying, the 2026 A Plan, that may cause its business, industry, strategy, financing activities or actual results to differ materially. More information on potential factors that could affect Axalta’s financial results is available in “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” within Axalta’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and in other documents that we have filed with, or furnished to, the SEC. Axalta undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This Current Report on Form 8-K, including Exhibit 99 hereto, includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted Diluted EPS, Adjusted Net Income, Adjusted EBIT, tax rate, as adjusted, and ROIC. Management uses Adjusted Diluted EPS, Adjusted Net Income, Adjusted EBIT, tax rate, as adjusted, and ROIC in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted Net Income and Adjusted EBIT consist of net income attributable to common shareholders and EBIT, respectively, adjusted for (i) certain non-cash items included within net income, (ii) certain items Axalta does not believe are indicative of ongoing operating performance or (iii) certain nonrecurring, unusual or infrequent items that have not otherwise occurred within the last two years or we believe are not reasonably likely to recur within the next two years. We believe that making the foregoing adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. The non-GAAP financial measures used by Axalta may differ from similarly titled measures reported by other companies. Adjusted Diluted EPS, Adjusted Net Income, Adjusted EBIT, tax rate, as adjusted, and ROIC should not be considered as alternatives to net income (loss), income (loss) from operations or any other financial measures derived in accordance with GAAP. These non-GAAP financial measures have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. Exhibit 99 to this Current Report on Form 8-K includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for Adjusted Diluted EPS or ROIC on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. These items are uncertain, depend on various factors and may have a substantial and unpredictable impact on our GAAP results.
Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit No.	Description

99	Recast Non-GAAP Tables
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date:	January 21, 2025	By:	/s/ Carl D. Anderson II
Carl D. Anderson II
Senior Vice President and Chief Financial Officer